Impairment of Non-financial Assets	12 Months Ended
Dec. 31, 2023
Impairment Of Non Financial Assets [Abstract]
Impairment of Non-financial Assets
16.	IMPAIRMENT OF NON-FINANCIAL ASSETS
See accounting policy in Note 2.3.10.
The impairment tests performed, the Company did not iden
ti
fy scenarios of devaluation or reversal of impairment losses.
Except for the sensitivity analysis presented below for two of the CGUs of the Company, the remaining CGUs present headroom in a range between approximately 26% to 8,997% when comparing the recoverable amount measured by its value-in-use
and carrying amount at the reporting date. Therefore, Management concludes there is no significant risk of impairment loss in these CGUs, considering the assumptions applied in the sensitivity analysis of this reporting period.
The sensitivity analysis presented demonstrates how variation in certain key assumptions in the impairment test of the main CGUs of the Company would change the tests carried out.
E2 Platform (Commercial Aviation)

Key assumption	Factor	Sensitivity	Impact in impairment test
Estimated aircraft deliveries during the useful life of platform up to 2045 and keeping current market share	—	5%	Negative changes of 5% in the estimated volume of deliveries would cause reduction in the CGU headroom from US$ 329 to US$ 210

Discount rate	9.9%	100bps	Increase of 100bps in the discount rate would cause reduction in the CGU headroom from US$ 329 to US$ 234

Foreign exchange rate (US$/R$) – rate applied to translate cash flows generated in foreign currency (R$) to the functional currency (US$)	R$ 4.8413	10%	Reduction of 10% in foreign exchange rate (US$/R$) would cause impairment losses of US$ 108
The impacts over future cash flows related to the decision to pause for three years in the development of the
E175-E2
aircraft, approved by the Board of Directors on February 18, 2022, was considered by Management in the impairment test of the E2 Platform CGU as of December 31, 2023, and did not result in impairment
losses.

E1 - Cargo (Services & Support)

Key assumption	Factor	Sensitivity	Impact in impairment test
Estimated aircraft deliveries during the useful life of platform up to 2033 and keeping current market share	—	5%	Negative changes of 5% in the estimated volume of deliveries would cause impairment losses of US$ 2.

Discount rate	9.9%	100bps	Increase of 100bps in the discount rate would cause a reduction in the CGU headroom from US$ 7 to US$ 4

Foreign exchange rate (US$/R$) – rate applied to translate cash flows generated in foreign currency (R$) to the functional currency (US$)	R$ 4.8413	10%	Reduction of 10% in the foreign exchange rate (US$/R$) would cause reduce reduction in the CGU headroom from US$ 7 to US$ 2.
16.1 Key assumptions of impairment test

•
The Company identified three new cash-generating units fo
r
 the period ending December 31, 2023. The new CGUs: EVTOL. UATM and S&S are related to the “Others” business unit and are focused on the development of electric vertical takeoff and landing aircraft (eVTOL), the Urban Air Mobility (UATM) business and services to facilitate Urban Air Mobility operations ( UAM), including Maintenance, Repair and Overhaul (MRO) services, materials and logistics, technical services, training services for
pilots and mechanics, and additionally ground handling services and data services (S&S).

•
Future cash flows were projected for a period of 7 years (2024 to 2030) and discounted using a weighted average cost of capital (WACC) rate, reconciled to an estimated pre-tax
rate of 9.9% on December 31, 2023, and 2022.

•
Part of the future cash flows were budgeted in reais and translated to the Company’s functional currency (U.S. dollar) based on the observable rate on December 31, 2023 of R$ 4.8413. The 7.2% appreciation of the Real against the U.S. dollar in 2023 did not have a significant impact on future cash flows.